                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549

                       ----------------------------

                                 FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



            Date of Report (date of earliest event report)        26-Jul-96


                     The Money Store Inc. (as Representative) and Transworld Insurance Company d/b/a Educaid (as Seller) under a First Supplemental Sale and Servicing Agreement, dated as of December 27, 1995 providing for the issuance of Class Notes Trust 1995-1 (f/k/a Education Loan Alliance 1995-1), Asset Backed Notes, Series 1995-2



                     The Money Store Inc., as Representative
                     ---------------------------------------
                     Transworld Insurance Company d/b/a Educaid, As Seller
             ------------------------------------------------------------------
                     (Exact name of regristrant as specified in its charter)


            New Jersey                                   22-2293022
            ----------                                   ----------
            Arizona              33-89200                86-0255348
            -------              --------                ----------

            State or other   (Commission          (IRS Employer
            jurisdiction of  File Number)         ID Number)
            incorporation)


            2840  Morris  Avenue, Union, New Jersey     07083
            --------------------------------------------------
            (Address of principal executive officer)


            Regristrant's Telephone Number,
            including area code:                     908-686-2000
                                                     ----------------------

                         n/a
            --------------------------------------------------------
            (Former name or former address, if changed since last report)

Item 5   Other Events



         Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-5 Noteholders with respect to the following Distribution Dates:




         A-5...................................................   26-Jul-96
                                                                      &
                                                                  02-Aug-96

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                           CLASSNOTES TRUST 1995-I


                           THE MONEY STORE INC., Respresentative
                           TRANS-WORLD INSURANCE COMPANY, Seller




                           By: /s/ Harry Puglisis
                           ------------------------------
                           Name:  Harry Puglisi
                           Title: Treasurer
                                  of The Money Store Inc., and
                           Trans-World Insuranace Company
                                     d/b/a Educaid


          Dated:           07/26/96

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

                           CLASSNOTES TRUST 1995 - I
Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
CLASS A-5              Determination Date                07/22/96
Cusip # 182743ABO      Distribution Date                 07/26/96
                       Record Date                       07/24/96


(i) Amount of Principal being paid or distributed in respect of the Notes

         CLASS A-5 NOTES                                                    0.00
         Per $50,000 original principal amount of the Notes             0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

         CLASS A-5 NOTES                                               95,841.67
         Per $50,000 original principal amount of the Notes            51.527778

(iii)  (A)  Amount of Noteholders' Auction Rate
         Interest Carryover being paid or distributed in respect of the Notes

         CLASS A-5 NOTES                                                    0.00
         Per $50,000 original principal amount of the Notes             0.000000

       (B)  Remaining Amount of Noteholders' Auction
         Rate Interest Carryover to be paid or distributed in respect of the Notes

         CLASS A-5 NOTES                                                    0.00
         Per $50,000 original principal amount of the Notes             0.000000


(iv)   Pool Balance at end of preceding Collection Period         539,721,193.80


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

         CLASS A-5 NOTES                                           93,000,000.00


(vi)   Applicable Interest Rate:
         (a) In general:
                 1.  Auction Rate for the prior Interest Period:

                   CLASS A-5 NOTES
                       PERIOD 1                                          5.4000%
                       PERIOD 2                                          5.5200%
                       PERIOD 3                                          5.4000%
                     CURRENT RATE   (Based on Auction)                   5.3000%

                 2.  NET LOAN RATE
                  PERIOD 1                                              6.5950%
                  PERIOD 2                                              6.6200%
                  PERIOD 3                                              6.6600%

         (b)   Amount of Interest that would have been paid
               on such Note Distribution Date if Interest was
               calculated instead based on the Net Loan Rate          122,062.50

(vii) (a) Service Fee for related Collection Period  (Pro Rata)        33,443.69
            Per $50,000 original principal amount of the Notes         17.980478

      (b) Service Fee Carryover for related Collection Period
            1.  Distributed                                                 0.00
            Per $50,000 original principal amount of the Notes          0.000000

            2.  Remaining Balance                                           0.00
            Per $50,000 original principal amount of the Notes          0.000000


(viii) Amount of Fees for related Collection Period:

            1.  Administration Fee  (Pro Rata)                          1,162.50
            Per $50,000 original principal amount of the Notes          0.625000

            2.  Auction Agent Fee  (Pro Rata)                          21,422.29
            Per $50,000 original principal amount of the Notes         11.517361

            3.  Indenture Trustee Fee  (Pro Rata)                           0.00
            Per $50,000 original principal amount of the Notes          0.000000

            4.  Eligible Lender Trustee Fee  (Pro Rata)                   681.44
            Per $50,000 original principal amount of the Notes          0.366365

            5.  Surety Provider Fee  (Pro Rata)                         6,807.08
            Per $50,000 original principal amount of the Notes          3.659722


(ix)   Amount of payments to the Surety Provider in
       reimbursement of prior draws under any Note
       Surety Bond or the Certificate Surety Bond                           0.00

(x)    Aggregate amount of Realized losses for the
       related Collection period                                            0.00

(xi)   Aggregate amount received with respect to Financed
       Student Loans for which Realized Losses were
       allocated previously                                                 0.00

(xii)  (a) Amount of the distribution attributable to amounts
           in the Reserve Account                                           0.00

       (b) Amount of any other withdrawals from the Reserve
           Account for such Distribution Date                               0.00

       (c) Amount in the Reserve Account                            2,090,332.15


(xiii )    Amount of any draw required to be made under a Note
           Surety bond (together with any other information
           required to make such draw)                                      0.00

(xiv)   (a) Portion (if any) of the distribution attributable
            to amounts on deposit in the Pre-Funding Account                0.00

        (b) Amount in the Pre-Funding Account                         158,685.81

(xv)    Aggregate amount if any paid by the Eligible Lender Trustee for Additional Financed Student Loans during the preceding
        collection period                                                   0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

          (a) CLASS A-1 NOTES                                               0.00
          (b) CLASS A-1 NOTES (Only if Class___ Notes
              have been paid in full)                                       0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                    0.00

(xviii) As of the end of the preceding Collection Period:

        (a)  Number of Financed Student Loans that are 30 to 60
             days Delinquent                                        3,606,206.18


        (b)  Number of Financed Student Loans that are 61 to 90
             days Delinquent                                        2,880,558.85


        (c)  Number of Financed Student Loans that are 91 to 180
             days Delinquent                                        2,799,650.84


        (d)  Number of Financed Student Loans that are more than
             181 days Delinquent                                    1,469,209.03


        (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which
             are awaiting payment                                       1,055.36

(xix)   Parity Percentage       Numerator              574,267,575.13
                                                       --------------
        as of     06/30/96    Denominator              569,753,321.44    100.79%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                              15,899.22

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                              0.00

The Money Store, Inc.

By: /s/Harry Puglisis
- ---------------------
       Harry Puglisis
         Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

                           CLASSNOTES TRUST 1995 - I
Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement

CLASS A-5             Determination Date                        07/29/96
Cusip # 182743ABO     Distribution Date                         08/02/96
                      Record Date                               07/31/96


(i) Amount of Principal being paid or distributed in respect of the Notes

         CLASS A-5 NOTES                                                    0.00
         Per $50,000 original principal amount of the Notes             0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

         CLASS A-5 NOTES                                               97,650.00
         Per $50,000 original principal amount of the Notes            52.500000


(iii)  (A)  Amount of Noteholders' Auction Rate
            Interest Carryover being paid or distributed in respect of the Notes

         CLASS A-5 NOTES                                                    0.00
         Per $50,000 original principal amount of the Notes             0.000000

        (B)  Remaining Amount of Noteholders' Auction
             Rate Interest Carryover to be paid or distributed in respect of the Notes

         CLASS A-5 NOTES                                                    0.00
         Per $50,000 original principal amount of the Notes             0.000000


(iv)     Pool Balance at end of preceding Collection Period       539,721,193.80


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

            CLASS A-5 NOTES                                        93,000,000.00


(vi)     Applicable Interest Rate:
            (a)   In general:
                  1.  Auction Rate for the prior Interest Period:

                    CLASS A-5 NOTES
                       PERIOD 1                                          5.5200%
                       PERIOD 2                                          5.4000%
                       PERIOD 3                                          5.3000%
                     CURRENT RATE    (Based on Auction)                  5.4000%

                 2.  NET LOAN RATE
                               PERIOD 1                                  6.5950%
                               PERIOD 2                                  6.6200%
                               PERIOD 3                                  6.6600%

             (b) Amount of Interest that would have been paid
                 on such Note Distribution Date if Interest was
                 calculated instead based on the Net Loan Rate        122,062.50

(vii)   (a) Service Fee for related Collection Period  (Pro Rata)      33,443.69
              Per $50,000 original principal amount of the Notes       17.980478

        (b) Service Fee Carryover for related Collection Period
            1. Distributed                                                  0.00
              Per $50,000 original principal amount of the Notes        0.000000

            2. Remaining Balance                                            0.00
              Per $50,000 original principal amount of the Notes        0.000000


(viii)  Amount of Fees for related Collection Period:

            1. Administration Fee  (Pro Rata)                           1,162.50
              Per $50,000 original principal amount of the Notes        0.625000

            2. Auction Agent Fee  (Pro Rata)                           21,422.29
              Per $50,000 original principal amount of the Notes       11.517361

            3. Indenture Trustee Fee  (Pro Rata)                            0.00
              Per $50,000 original principal amount of the Notes        0.000000

            4. Eligible Lender Trustee Fee  (Pro Rata)                    681.44
              Per $50,000 original principal amount of the Notes        0.366365

            5. Surety Provider Fee  (Pro Rata)                          6,807.08
              Per $50,000 original principal amount of the Notes        3.659722


(ix)    Amount of payments to the Surety Provider in
        reimbursement of prior draws under any Note
        Surety Bond or the Certificate Surety Bond                          0.00

(x)     Aggregate amount of Realized losses for the
        related Collection period                                           0.00

(xi)    Aggregate amount received with respect to Financed
        Student Loans for which Realized Losses were
        allocated previously                                                0.00

(xii)   (a) Amount of the distribution attributable to amounts
            in the Reserve Account                                          0.00

        (b) Amount of any other withdrawals from the Reserve
            Account for such Distribution Date                              0.00

        (c) Amount in the Reserve Account                           2,090,332.15


(xiii)  Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
        such draw)                                                          0.00

(xiv)   (a) Portion (if any) of the distribution attributable
            to amounts on deposit in the Pre-Funding Account                0.00

        (b) Amount in the Pre-Funding Account                         158,685.81

(xv)    Aggregate amount if any paid by the Eligible Lender
        Trustee for Additional Financed Student Loans during the
        preceding collection period                                         0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

            (a) CLASS A-1 NOTES                                             0.00
            (b) CLASS A-1 NOTES (Only if Class___ Notes
                have been paid in full)                                     0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                    0.00

(xviii) As of the end of the preceding Collection Period:

        (a) Number of Financed Student Loans that are 30 to 60
            days Delinquent                                         3,606,206.18


        (b) Number of Financed Student Loans that are 61 to 90
            days Delinquent                                         2,880,558.85


        (c) Number of Financed Student Loans that are 91 to 180
            days Delinquent                                         2,799,650.84


        (d) Number of Financed Student Loans that are more than
            181 days Delinquent                                     1,469,209.03


        (e) Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
            awaiting payment                                            1,055.36

(xix)   Parity Percentage         Numerator         574,267,575.13
                                                    --------------
        as of      06/30/96      Denominator        569,753,321.44       100.79%

(xx)    Excess of amounts deposited into the Collection
        Account with respect to the sale by the Trust of
        Serial Loans over the aggregate Purchase amount
        of such loans (such excess to be distributed to
        Student Holdings)                                              15,899.22

(xxi)   Amount of Additional Principal Payments, if any, made on
        such Distribution Date                                              0.00



The Money Store, Inc.



By: /s/Harry Puglisis
- ------------------------
       Harry Puglisi
       Treasurer